Long Term Debt	9 Months Ended
Sep. 30, 2017
Debt Disclosure
Long Term Debt

7. Long-Term debt

On July 14, 2017, we entered into a $50 million senior credit facility with CRG LP (“CRG”), a healthcare-focused investment firm, to retire our prior credit facility with Oxford Finance LLC and Horizon Technology Finance Corporation and provide additional capital to us. We initially borrowed $40 million under the term loan agreement and have the option to borrow an additional $10 million based upon the achievement of a certain revenue milestone on or prior to June 30, 2018. Concurrent with the initial borrowing, CRG purchased $3 million of our ordinary shares at a price of $6.98 per share. As a condition to the new credit facility, we issued warrants with a seven-year term to CRG to purchase 394,289 of our ordinary shares at an exercise price of $7.37 per share

The term loan agreement has a six-year term with three years of interest-only payments. The interest-only period may be extended to six years based upon the achievement of certain milestones during the first three years of the loan term. The loan agreement provides for interest payable at an annual rate of 12.5% and a final payment fee of 5% of the principal balance. The loan agreement includes a payment-in-kind (PIK) provision, which allows us to defer 4.0% of the 12.5% annual interest payable under the loan during the first three years of the term of the loan (which may be extended for the entire term of the loan, subject to the satisfaction of certain conditions) by adding such amount to the principal loan amount. We have granted a security interest in substantially all of our existing assets and assets acquired by us in the future, including intellectual property. The loan agreement contains facility and prepayment fees, and customary affirmative and negative covenants, including a financial covenant regarding minimum amounts of net revenue and restrictions on our ability to pay cash dividends, and a list of events that will constitute “events of default” under the loan agreement, and permit the lenders to declare all amounts under the loan agreement immediately due and payable, including a material adverse change in our business, operations or financial condition. We incurred $2.5 million in debt discounts and $0.8 million of debt issuance costs relating to this loan agreement which have been recorded as a reduction to the long-term debt. These amounts will be amortized over the outstanding period of the debt to interest expense using the effective interest rate method.

In connection with the retirement of our prior credit facility we incurred a final payment fee of $1.6 million and a loss on early extinguishment of debt of $3.5 million.

Future principal payments due under the loan agreement are as follows (in thousands):

Principal
Payments

2017	$—
2018	—
2019	—
2020	6,765
2021	13,530
2022	13,530
2023	6,522
Total future payments	$40,347